SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2004
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                               Cecil Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                   0-24926                   52-1883546
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(State or other jurisdiction      (Commission file            (IRS Employer
of incorporation)                      number)            Identification Number)


127 North Street, Elkton, Maryland  21921
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(Address of Principal Executive Offices)  (Zip Code)


Registrant's telephone number, including area code:  (410) 398-1650
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Item 5. Other Events
Item 9. Regulation FD Disclosure.
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         On February 24, 2004, the Board of Directors of Cecil Bancorp, Inc.
declared a 2-for-1 stock split of the Company's Common Stock, payable on March 31, 2004 in the form of a 100% stock dividend. The stock dividend is payable to stockholders of record as of the close of business on March 15, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CECIL BANCORP, INC.

                                               By:    /s/ Mary B. Halsey
                                                     ---------------------------
                                                     Mary B. Halsey
                                                     President

Dated : February 25, 2004